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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 24, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-7 Trust
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           (Exact name of issuing entity as specified in its charter)

                       Banc of America Funding Corporation
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              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

          New York                  333-130536-25                    52-220-0449
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(State or other jurisdiction of   (Commission File Number     (IRS Employer
incorporation of issuing entity)   of issuing entity)     Identification Nos. of
                                                              issuing entity)

214 North Tryon Street, Charlotte, North Carolina             28255
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(Address of principal executive offices)                      (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------


                                      N/A
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         (Former name or former address, if changed since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
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[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     Pursuant to Section  11.01 of the pooling and  servicing  agreement,  dated
August 30, 2007 (the "Pooling and  Servicing  Agreement"),  previously  filed as
Exhibit   4.1  to  the  Form  8-K  on   September   14,  2007   (accession   no.
0001379402-07-000043),   among  Banc  of  America   Funding   Corporation   (the
"Company"),  as  depositor,  Wells Fargo Bank,  N.A.,  as master  servicer  (the
"Master   Servicer")   and  as   securities   administrator   (the   "Securities
Administrator"), and U.S. Bank National Association (the "Trustee"), as trustee, the Company, the Master Servicer,  the Securities  Administrator and the Trustee
may amend the  Pooling  and  Servicing  Agreement,  without  the  consent of any certificateholders,  to cure any ambiguity or mistake.  It was the intent of the
Company to set the Initial Class Certificate  Balance (as defined in the Pooling and Servicing Agreement), Initial Notional Amount (as defined in the Pooling and
Servicing Agreement) or Maximum Initial Class Certificate Balance (as defined in the Pooling and Servicing Agreement),  as applicable,  of the Class 1-A-1, Class
1-A-3,  Class 30-IO,  Class 30-PO and Class X-B-6  Certificates  as set forth in
Amendment No. 1 to Pooling and Servicing Agreement,  dated as of August 30, 2007
(the  "Amendment"),  among the  Company,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  a copy of which is  attached  as Exhibit  4.1, instead of as set forth in the Pooling and  Servicing  Agreement.  The Amendment
was  entered  into  by  the  Company,   the  Master  Servicer,   the  Securities
Administrator and the Trustee to cure such mistake and clerical error.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits (executed copies):

          4.1  Amendment No. 1 to Pooling and Servicing  Agreement,  dated as of
               August 30, 2007, among Banc of America Funding Corporation, Wells
               Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).


                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA FUNDING CORPORATION

                                       By: /s/ Scott Evans
                                          ---------------------------------
                                       Name: Scott Evans

                                       Title:   Senior Vice President



Date:  September 24, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX
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

 Exhibit No.              Exhibit Description                                          Paper (P) or
                                                                                       Electronic (E)

 4.1                      Amendment No. 1 to Pooling and Servicing Agreement, dated             E
                          as of August 30, 2007, among Banc of America Funding
                          Corporation, Wells Fargo Bank, N.A. and U.S. Bank National
                          Association (including exhibits).
